Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 20, 2018 (this “Amendment”), with respect to that certain Credit Agreement dated as of November 8, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among QUALCOMM INCORPORATED, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and GOLDMAN SACHS BANK USA, as administrative agent (together with any successor agent appointed pursuant to the Credit Agreement, in such capacity, the “Administrative Agent”).

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.            Defined Terms.  All capitalized terms used but not defined herein shall have their respective meanings set forth in the Credit Agreement.

2.            Amendments to the Credit Agreement.  Each of the parties hereto agrees that, effective as of the Amendment Effective Date (as defined below):

a.            Section 1.01 of the Credit Agreement is hereby amended by (i) amending and restating clause (iii) of the definition of “Commitment Termination Date” in its entirety to read “11:59 p.m., New York City time, on the date that is five (5) Business Days following July 25, 2018”, (ii) amending and restating the definition of “Maturity Date” in its entirety to read as follows: ““Maturity Date” means April 25, 2021” and (iii) amending and restating the definition of “Acquisition Agreement Letter of Credit” in its entirety to read “means the Letters of Credit (as defined in the Acquisition Agreement as in effect on April 19, 2018) issued and outstanding pursuant to Section 4.09 of the Acquisition Agreement (as in effect on April 19, 2018)  supporting certain obligations of the Borrower under the Acquisition Agreement as set forth in Section 6.04 of the Acquisition Agreement (as in effect on the date April 19, 2018)”.

b.            Section 4.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Administrative Agent shall have received (i) audited financial statements of the Borrower for each of its three most recent fiscal years ended at least 60 days prior to the Closing Date and (ii) unaudited financial statements of the Borrower for any quarterly interim period or periods (other than the fourth fiscal quarter) ended after the date of its most recent audited financial statements (and corresponding periods of any prior year) and more than 40 days prior to the Closing Date (with respect to which independent auditors shall have performed a SAS 100 review), and in each of the foregoing clauses (i) and (ii), meeting the requirements of Regulation S-X under the Securities Act of 1933, as amended.  The Administrative Agent and the Lenders hereby acknowledge that the Borrower’s public filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, of any required financial statements will satisfy the requirements of this paragraph (d).

3.            Waiver and Consent under the Credit Agreement.

a.            Each Lender party hereto hereby irrevocably (i) consents to each modification,

consent, amendment or waiver to the Acquisition Agreement (A) to the extent any of the foregoing extend, or have the effect of extending, the End Date (as defined in the Acquisition Agreement) to no later than July 25, 2018 or (B) otherwise set forth in Amendment No. 2, dated as of April 19, 2018, to the Acquisition Agreement (collectively, the “Acquisition Agreement Amendment”) and (ii) waives the requirement for Arranger consent pursuant to Section 4.02(b) of the Credit Agreement solely with respect to the Acquisition Agreement Amendment.

b.            The waiver and consent set forth in this Section 3 shall be effective only in the specific instances and for the specific purposes set forth herein, and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

4.            Regarding the Non-Consenting Lenders.

a.            Effective as of the Amendment Effective Date, each Lender that is a Non-Consenting Lender shall be deemed to have assigned and delegated its Commitment (each, an “Assigned Commitment”), to the Lenders or Eligible Assignees set forth on Schedule A hereto that have consented to this Amendment (each, a “Replacement Lender”), on a ratable basis, and each Replacement Lender shall be deemed to have assumed and accepted a portion of the applicable Assigned Commitments on a ratable basis in an aggregate principal amount equal to the Commitment set forth opposite its name on Schedule A hereto (each, an “Increased Commitment”), in each case in accordance with the provisions of Section 10.13 of the Credit Agreement.  Schedule B hereto sets forth the Assigned Commitments of each Non-Consenting Lender, if any, to be assigned to Replacement Lenders, and Schedule C hereto sets forth the Commitments of each Lender that has consented to this Amendment (including any Replacement Lender) (each, a “Consenting Lender”), after giving effect to all such assignments.  Upon payment to a Non-Consenting Lender of (i) all amounts required to be paid to such Non-Consenting Lender by the Replacement Lenders and (ii) all other amounts required to be paid to such Non-Consenting Lender by the Borrower, in each case pursuant to Section 10.13 of the Credit Agreement, as of the Amendment Effective Date, (A) each Replacement Lender shall have acquired Commitments in an aggregate principal amount equal to its Increased Commitment and shall have all the interests, rights and obligations under the Credit Agreement in respect thereof, and (B) each Non-Consenting Lender shall cease to be a party to the Credit Agreement, it being understood and agreed that such assignment (x) shall automatically be effective on the Amendment Effective Date (subject to the payment of amounts referred to in clauses (i) and (ii) above), and in any event shall not require any further action on the part of such Non-Consenting Lender, and (y) the Administrative Agent is hereby authorized to record such assignment, delegation and assumption in the Register.

b.            The Administrative Agent hereby waives any processing and recordation fees payable in connection with the assignment of the Assigned Commitments.

5.            Effectiveness.  This Amendment will become effective upon the date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

a.            the Administrative Agent shall have received from (i) the Borrower, (ii) Lenders collectively representing the Required Lenders and (iii) each Replacement Lender an executed counterpart of this Amendment (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original); and

b.            the Administrative Agent shall have received evidence that each Non-Consenting Lender shall have received payment of all amounts payable to it under Section 10.13 of
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the Credit Agreement and Section 4(a) hereof.

6.            Representations and Warranties.  The Borrower represents and warrants as of the date hereof that, after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement will be true in all material respects on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.  It is understood and agreed that the representations and warranties made by the Borrower in this paragraph are subject to the terms of Section 4.03 of the Credit Agreement.

7.            Continuing Effect of the Credit Agreement.  This Amendment is limited solely to the matters expressly set forth herein and does not constitute an amendment, waiver or consent to any provision of the Credit Agreement other than as set forth in Sections 2 and 3 hereof.  Except as expressly set forth in this Amendment, the Credit Agreement remains in full force and effect, and the Borrower and the Lenders acknowledge and agree that all of their respective obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein.  From and after the Amendment Effective Date, (x) each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment and (y) each Consenting Lender (including each Replacement Lender) shall constitute a “Lender” under the Credit Agreement.

8.            Miscellaneous.  The provisions of Sections 10.04 (Expenses; Indemnity; Damage Waiver), 10.07 (Treatment of Certain Information; Confidentiality), 10.10 (Counterparts; Integration; Effectiveness), 10.11 (Survival of Representations and Warranties), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.), 10.15 (Waiver of Jury Trial), 10.16 (No Advisory or Fiduciary Responsibility), and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall apply with like effect to this Amendment.

This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

QUALCOMM INCORPORATED, as the Borrower
by /s/ David E. Wise
Name: David E. Wise
Title: SVP Finance & Treasurer

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA, as Administrative Agent and as a Lender
by /s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

Bank of America, as a Lender
by /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

JPMorgan Chase Bank, N.A., as a Lender
By: /s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Executive Director

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

Sumitomo Mitsui Banking Corporation, as a Lender
by /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

CITIBANK, N.A., as a Lender
by /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

MIZUHO BANK, LTD., as a Lender
by /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

MUFG BANK LTD., formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender by /s/ Lillian Kim
Name: Lillian Kim
Title: Director

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

Wells Fargo Bank, N.A., as a Lender
By /s/ Eghosa Aghayere
Name: Eghosa Aghayere
Title: Assistant Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

Lloyds Bank plc, as a Lender
By /s Daven Popat
Name: Daven Popat
Title: Senior Vice President
Transaction Execution
Category A
P003

By
/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution
Category A
L003

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender
By:	/s/ Lixin Guo
Name: Lixin Guo
Title: SVP & Branch Manager

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

DBS Bank Ltd., as a Lender
by /s/ SHETTY Surajkumar Prabhakar
Name: SHETTY Surajkumar Prabhakar
Title: Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
by /s/ Brian Seipke
Name: BRIAN SEIPKE
Title: VICE PRESIDENT

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
by /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

by /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

BNP PARIBAS, as a Lender
by /s/ Gregory Paul
Name: Gregory Paul
Title: Managing Director

/s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

First Hawaiian Bank, as a Lender
by /s/ Hanul Vera Abraham
Name: Hanul Vera Abraham
Title: Vice President

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

State Bank of India, London Branch, as a Lender
by /s/ Lalatendu Mohapatra
Name: Lalatendu Mohapatra
Title: (Head Syndications)
State Bank of India, London

[2016 QUALCOMM Credit Agreement - Signature Page to Amendment No. 1]

SCHEDULE A

INCREASED COMMITMENTS

[On file with the Administrative Agent.]

SCHEDULE B

COMMITMENTS OF NON-CONSENTING LENDERS

[On file with the Administrative Agent.]

SCHEDULE C

COMMITMENTS OF CONSENTING LENDERS

[On file with the Administrative Agent.]